Exhibit 25.1
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                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

            U.S. BANK NATIONAL ASSOCIATION (Exact name of Trustee as
                            specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


           800 Nicollet Mall
         Minneapolis, Minnesota                              55402
---------------------------------------                   ------------
(Address of principal executive offices)                   (Zip Code)

                                  Paula Oswald
                         U.S. Bank National Association
                          633 W. 5TH Street, 24th Floor
                              Los Angeles, CA 90071
                                 (213) 615-6043
            (Name, address and telephone number of agent for service)

                         Casual Male Retail Group, Inc.
                     (Issuer with respect to the Securities)

               DELAWARE                                     042623104
 ------------------------------------                  ---------------------
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

     550 Turnpike Street, Canton MA                          02021
 -----------------------------------------                ------------
 (Address of Principal Executive Offices)                  (Zip Code)


          5% Convertible Senior Subordinated Notes due January 1, 2024
                       (Title of the Indenture Securities)

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                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

         b) Whether it is authorized to exercise corporate trust powers. Trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
              None

      In answering this item, the trustee has relied, in part, upon information furnished by the obligor and the underwriters, and has also examined its own books and records for the purpose of answering this item.

Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

           1. A copy of the Articles of Association of the Trustee.*

           2. A copy of the certificate of authority of the Trustee to commence business.*

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

           4. A copy of the existing bylaws of the Trustee.*

           5. A copy of each Indenture referred to in Item 4. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

           7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     *   Incorporated by reference to Registration Number 333-67188.
         A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as an Exhibit with corresponding exhibit number to the Form T-1 of Structured Obligations Corporation, filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended (the "Act"), on November 16, 2001 (Registration No. 333-67188), and is incorporated herein by reference.


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                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors.


                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California on the 22nd day of January, 2004.


                              U.S. BANK NATIONAL ASSOCIATION

                              By: /s/ Paula Oswald
                                 ----------------------------
                                  Paula Oswald
                                  Vice President




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                                    Exhibit 6
                                    ---------

                                     CONSENT


      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  January 22, 2004


                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Paula Oswald
                                 ----------------------------
                                   Paula Oswald
                                   Vice President



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                                    Exhibit 7
                                    ---------
                         U.S. Bank National Association
                        Statement of Financial Condition
                               I. As of 9/30/2003


                                    ($000's)

                                                                      9/30/2003
                                                                    -----------
Assets

   Cash and Due From Depository Institutions                        $  9,363,408
   Federal Reserve Stock                                                       0
   Securities                                                         34,719,100
   Federal Funds                                                       2,322,794
   Loans & Lease Financing Receivables                               118,943,010
   Fixed Assets                                                        1,915,381
   Intangible Assets                                                   9,648,952
   Other Assets                                                        9,551,844
                                                                    ------------
      Total Assets                                                  $186,464,489

Liabilities
   Deposits                                                         $122,910,311
   Fed Funds                                                           6,285,092
   Treasury Demand Notes                                               3,226,368
   Trading Liabilities                                                   246,528
   Other Borrowed Money                                               21,879,472
   Acceptances                                                           145,666
   Subordinated Notes and Debentures                                   6,148,678
   Other Liabilities                                                   5,383,119
                                                                    ------------

   Total Liabilities                                                $166,225,234

Equity
   Minority Interest in Subsidiaries                                $  1,003,166
   Common and Preferred Stock                                             18,200
   Surplus                                                            11,676,398
   Undivided Profits                                                   7,541,491
                                                                    ------------
      Total Equity Capital                                          $ 20,239,255

Total Liabilities and Equity Capital                                $186,464,489



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